Offerings - Offering: 1	Mar. 30, 2026 USD ($)
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Debt
Security Class Title	4.750% Notes due 2033
Maximum Aggregate Offering Price	$ 786,088,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 108,558.75
Offering Note	$800,000,000 aggregate principal amount of the 4.750% Notes due 2033 will be issued.